Contingencies and restrictions	12 Months Ended
Dec. 31, 2025
Contingencies And Restrictions
Contingencies and restrictions	Contingencies and restrictions
In accordance with note 18.1, the Company recognizes a provision for those lawsuits in which there is a probability that the judgments will be unfavorable to the Company. The Company is party to the following lawsuits and other relevant legal actions:
20.1    Lawsuits and other relevant events

(a)In April 6, 2021, Empresa Eléctrica Cochrane SpA requested the constitution of arbitration to resolve a dispute in relation to electricity supply contracts signed on March 30, 2012, and February 1, 2013. On January 17, 2022, the Company filed a claim for early termination of the electricity supply contracts against Empresa Eléctrica Cochrane. On November 26, 2024, the arbitral tribunal upheld the claim of Empresa Eléctrica Cochrane for the period between 2021 and 2023, with the amount to be determined in the mandatory compliance phase of the ruling. The arbitral tribunal also determined that Empresa Eléctrica Cochrane failed to meet its information delivery obligations under the electricity supply contracts, although it dismissed the Company’s early termination claim. In July 2025, Empresa Eléctrica Cochrane requested incidental compliance with the ruling, a process that is awaiting sentencing with measures to better resolve pending issues.

(b)On October 2021, the Company requested the constitution of an arbitration against Chilena Consolidada Seguros Generales S.A. to resolve differences in relation to the interpretation and execution of the directors' and officers' liability insurance policy. On December 14, 2023, the arbitrator accepted the Company's claim in its entirety and ordered the defendant to pay US$ 32.2 million. The case is currently before the Court of Appeals to hear the appeals and the to hear the cassation and appeal appeals filed by the defendant.

(c)In February 2022, the company Montajes Eléctricos y Construcciones RER Limitada filed a claim for damages before the 21st Civil Court of Santiago against SQM Industrial S.A. for its alleged liability derived from the breach of an electrical installation contract. The case is awaiting a decision verdict from the court. The amount of the lawsuit is approximately ThUS$542.

(d)In March 2023, Mr. Josué Merari Trujillo Montejano filed a lawsuit against SQM Comercial de México, S.A. de C.V. for damages for third-party civil liability for the death of his brother Mr. Manuel Agustín Trujillo Montejano, before the First Instance Judge of the Civil Branch of the city of Zapopan, Mexico. The lawsuit is currently in the evidentiary stage. The amount of the lawsuit is approximately ThUS$330.

(e)In September 2024, the subsidiary Sichuan Dixin New Energy Co., Ltd. was notified of a civil lawsuit, as joint and several co-debtor, filed by Hebei Leheng Energy Saving Equipment Co., Ltd. in its capacity as joint and several co-debtor for disputes arising from a construction contract between the plaintiff and the defendant Xinyu Xinyihe New Material Technology Co., Ltd. The amount of the claim is approximately ThUS$2,000. The case is being heard in the People's Court of Dongpo District, Meishan, Sichuan Province, which declared that the claim was inadmissible with respect to Dixin. In August 2025, both the plaintiff and the primary defendant filed appeals against the first instance ruling with the Sichuan Meishan Intermediate People's Court, which was rejected by the Court, waiving Dixin of any liability. There is a 6-month period currently underway—which expires at the end of February 2026—in which the plaintiff may file an appeal for annulment against this ruling.

(f)On December 30, 2025, Nova Andino was notified of a labor lawsuit in which workers of the contractor Servicios Industriales del Sur are claiming a series of employment benefits against their employer and jointly and severally against Nova Andino as the principal company. The ThUS$220 lawsuit is currently in the complaint response stage.

(g)On January 26, 2026, Nova Andino was notified of a workers’ compensation claim filed by a former employee of the contractor Bíbaro SpA who suffered an accident while performing regular internal transportation of debris within the site. The ThUS$300 lawsuit is currently in the complaint response stage.
(h)On January 27, 2026, Nova Andino was notified of a labor lawsuit in which workers of the contractor Servicios Industriales del Sur are claiming a series of employment benefits against their employer and jointly and severally against Nova Andino as the principal company. The ThUS$360 lawsuit is currently in the complaint response stage.

The Company and its subsidiaries have been involved and will probably continue to be involved either as plaintiffs or defendants in certain judicial proceedings that have been and will be heard by the arbitration or ordinary courts of justice that will make the final decision. Those proceedings that are regulated by the appropriate legal regulations are intended to exercise or oppose certain actions or exceptions related to certain mining claims either granted or to be granted and that do not or will not affect in an essential manner the development of the Company and its subsidiaries.
Soquimich Comercial S.A., a subsidiary, has been involved and will probably continue being involved either as plaintiff or defendant in certain judicial proceedings through which it intends to collect and receive the amounts owed, the total nominal value of which is approximately US$1.05 million.
The Company and its subsidiaries have made efforts and continues making efforts to obtain payment of certain amounts that are still owed to the Company due to its activities. Such amounts will continue to be required using judicial or non-judicial means by the plaintiffs, and the actions and exercise related to these are currently in full force and effect.
20.2    Administrative - Environmental contingencies

(a)In November 2016, the SMA filed charges against Nova Andino for the extraction of brine beyond the authorized amount, progressive damage to the vitality of algarrobo trees, incomplete information delivery, and modification of monitoring plan variables, among others. Nova Andino submitted a compliance program, which was approved by the SMA on August 29, 2022. A claim was filed regarding this program with the Environmental Court of Antofagasta by the Council of Atacameño Peoples. On June 11, 2024, the Environmental Court of Antofagasta agreed to reject the claim in its entirety. Nova Andino is currently implementing the compliance program, which is expected to be completed during the first quarter of 2026. The SMA will determine whether the program has been satisfactorily implemented and decide if the administrative sanctioning procedure should be concluded.

(b)Through the resolution of April 14, 2020, the General Water Directorate imposed a fine of ThUS$249 on Nova Andino for alleged violations of article 294 of the Water Code. This resolution was appealed, and the outcome is still pending.

(c)In May 2024, the General Water Directorate of the Antofagasta Region initiated a sanctioning procedure against Nova Andino for alleged violations of article 294 of the Water Code at the solar evaporation ponds of the Atacama Salt Flat operation. SQM presented defenses rejecting the alleged non-compliance, and the resolution from the General Water Directorate is still pending.

(d)On May 30, 2024, Albemarle Limited submitted an exceptional review request to the Environmental Assessment Service of the Antofagasta Region regarding the environmental qualification resolutions regulating its operation and that of Nova Andino, in accordance with article 25 quinquies of Environmental Framework Law No. 19.300. On October 17, 2025 the Environmental Assessment Service of the Antofagasta Region resolved to reject the request and declare inadmissible the request for review of RCA No. 226/2006 owned by Nova Andino, and to accept the request and declare admissible the request for review of RCA No. 21/2016 owned by Albemarle Limitada. The notification and publication of the resolution ruling on the admissibility of these is still pending.

(e)In July 2024, a criminal complaint was filed for alleged environmental non-compliance in the Atacama Salt Flat, which may be investigated under article 308 of the Criminal Code. The complaint is being handled by the Calama Public Prosecutor’s Office, based on the information presented in the exceptional review request for environmental qualification resolutions filed by Albemarle. The case is still under investigation.

(f)Through the resolution of October 15, 2024, the General Water Directorate imposed a fine of 1,285 monthly tax units (UTM) on Nova Andino for alleged violations of articles 5 and 6 of DGA Resolution No. 1.238 regarding the monitoring and reporting system for effective extractions at the groundwater extraction facilities. This resolution was appealed, and the outcome is still pending.
20.3    Tax Contingencies

Claims for the application of the specific tax on mining activities associated with lithium exploitation.

The Chilean Internal Revenue Service (SII) has sought to extend the specific tax on mining activities to lithium mining, which cannot be concessioned under the legal system. As of December 31, 2023, SQM had paid a total of US$986.3 million for specific tax on mining activities applied to lithium related to tax years 2012 to 2023 (financial years 2011 to 2022). Nova Andino has filed seven tax claims against the SII. The amount paid included US$59.5 million in over-assessed amounts, US$818.0 million in disputed taxes (net of the corporate income tax impact), and US$108.8 million in interest and penalties. On April 5, 2024, the Santiago Court of Appeals issued a ruling on one of the tax claims, case No. 312-2022, overturning the ruling previously issued by the Santiago Metropolitan Region Tax and Customs Court, which had upheld Nova Andino action for annulment on public law grounds regarding tax assessments for tax years 2017 and 2018. Although this ruling by the Santiago Court of Appeals does not affect the other claims filed by Nova Andino against the SII and is still subject to appeal by Nova Andino, it prompted a review of the accounting treatment of the tax claims by the Company’s Board of Directors. As a result, the Company recognized a tax expense of US$1,106.2 million for the year ended December 31, 2023 (US$926.7 million for financial years 2011 to 2022, US$162.8 million for the financial year 2023, and US$16.7 million for financial year 2024) and US$34.4 million for the 2025 period, which corresponds to the impact that the interpretation of the Santiago Court of Appeals ruling could have on the claims. As of December 31, 2025 and December 31, 2024 and December 31, 2023, the Company recorded non-current tax receivables of US$59.5 million.

The claims are as follows.

(a)On August 26, 2016, a tax claim was filed before the Third Tax and Customs Court of the Metropolitan Region against IRS assessments 169, 170, 171 and 172, for the tax years 2012 to 2014. The amount in dispute is US$ 17.8 million, where (i) US$ 11.5 million is the tax claim, after its effect on corporate income taxes and (ii) US$ 6.3 million is associated interest and penalties. On October 30, 2024, a ruling was issued rejecting the tax claim, An appeal was granted on December 13, 2024. On July 1, 2025, the Santiago Court of Appeals rejected the appeal, upholding the first-instance ruling. Subsequently, on July 18, 2025, an appeal was filed against the second ruling, which was granted by resolution dated July 25 of the same year. We are awaiting the processing of the appeal before the Supreme Court.

(b)On March 24, 2017, a tax claim was filed before the Third Tax and Customs Court of the Metropolitan Region against resolution 156 issued by the Chilean IRS for the tax year 2015. The amount in dispute is US$ 3.2 million is the tax claim, after its effect on corporate income taxes. On November 4, 2024, a ruling was issued rejecting the tax claim. An appeal was granted on December 13, 2024. On July 1, 2025, the Santiago Court of Appeals rejected the appeal, upholding the first-instance ruling. Subsequently, on July 18, 2025, an appeal was filed against the second ruling, which was granted by resolution dated July 25 of the same year. We are awaiting the processing of the appeal before the Supreme Court.

(c)On March 24, 2017, a tax claim was filed before the Third Tax and Customs Court of the Metropolitan Region against liquidation No. 207 issued by the Chilean IRS, relating to the 2016 tax year. The amount involved is US$ 5.5 million of which (i) US$ 1.2 million relates to amounts paid in excess, (ii) US$ 3.8 million relates to the tax claimed (net of the effect on corporate tax), and (iii) US$ 0.5 million relates to interest and penalties. On October 30, 2024, a ruling was issued rejecting the tax claim. An appeal was granted on December 13, 2024. On July 1, 2025, the Santiago Court of Appeals rejected the appeal, upholding the first-instance ruling. Subsequently, on July 18, 2025, an appeal was filed against the second ruling, which was granted by resolution dated July 25 of the same year. We are awaiting the processing of the appeal before the Supreme Court.

(d)On July 15, 2021, Nova Andino filed before the First Tax and Customs Court of the Metropolitan Region a tax annulment and claim against assessments 65 and 66 for the tax years 2017 and 2018. The amount in dispute is US$ 63.9 million, where (i) US$ 17.6 million is overpaid taxes, (ii) US$ 30.2 million is tax claimed net of corporate income tax, and (iii) US$ 16.1 million is associated interest and penalties. On November 7, 2022, the First Tax and Customs Court upheld Nova Andino claim and ordered the annulment of these tax assessments. On April 5, 2024, the Santiago Court of Appeals reversed the first instance ruling insofar as it accepted the annulment suit aimed at challenging the liquidations, accepting the claim only in terms of the miscalculated items recognized by the Chilean IRS. A cassation appeal filed by Nova Andino on April 23, 2024 for the review of this last ruling is pending before the Supreme Court.
(e)On June 30, 2023, Nova Andino filed before the First Tax and Customs Court of the Metropolitan Region a tax annulment and claim against assessment 23 for the tax year 2019. The amount in dispute is US$ 36.7 million, here (i) US$ 9.7 million is overpaid taxes, and (ii) US$ 27.0 million is the tax claim, after its effect on corporate Income taxes. On June 26, 2025, the evidentiary stage began, following the resolution of the motion for reversal filed by Nova Andino. On July 18 and 31, 2025, documentary and testimonial evidence was submitted. After finalizing the evidentiary stage of the case, the progressive course of the case is pending, awaiting final judgment to be issued by the Court.

(f)On January 19, 2024, Nova Andino filed with the Third Tax and Customs Court of the Metropolitan Region, a tax annulment and claim against Resolution No. 56/2023 for the tax years 2020 and 2021. The amount in dispute is US$ 20.7 million, where US$ 5.6 million is overpaid taxes and US$ 15.1 million is the tax claim, after its effect on Corporate income taxes. The case is currently at the discussion stage, pending the ruling that admits the case for evidence.

(g)On January 19, 2024, Nova Andino filed before the Third Tax and Customs Court of the Metropolitan Region a tax annulment and claim against assessment 1 for the tax year 2022. The amount in dispute is US$53.5 million, restated to the date of payment, of which US$ 14.4 million is overpaid taxes, US$36.1 million is the tax claim, after its effect on corporate income taxes and US$ 3 million is associated interest and penalties. The trial is currently at the discussion stage, pending the ruling that admits the case for evidence.

(h)On December 19, 2023, through Assessment No. 67, the SII resolved discrepancies for the 2023 tax year (2022 business year), regarding the specific tax on mining activities, totaling ThU$785, of which ThU$10.9 pertains to amounts settled in excess, and ThU$774.1 relates to the claimed tax plus interest, net of first category tax. On August 14, 2024, a request for tax annulment and, in subsidy, a claim was filed to declare the invalidity of the aforementioned tax assessment. The trial is currently at the discussion stage, pending the ruling that admits the case for evidence.

(i)On November 26, 2025, the SII issued SII Exempt Resolution DGC No. 94 for 2024. Of the refund requested by Nova Andino for the 2023 business year amounting to ThUS$472.5 (since it maintained PPM balances), the SII partially granted the refund in the amount of ThUS$310, denying the refund for ThUS$162.5, due to differences in taxes payable for specific tax on mining activities. Currently, a new lawsuit and tax claim against the aforementioned Resolution is being prepared. On January 27, 2026, the Company, through its subsidiary Nova Andino Litio SpA, received ThUS$139 as a tax refund for the 2024 tax year.

The details of resolutions and settlements with pending claims are provided below:

The Chilean IRS has not issued a settlement for differences on specific mining tax with respect to the 2025 tax year (2024 business year). If the Chilean IRS uses criteria similar to that used in previous years, then it may issue settlements in the future covering this year. The Company's estimate for the amount that could be settled by the SII, corresponding to the business year 2024 and 2025, amounts to US$ 67.5 million (net of first category tax), without considering interest and penalties.

Others claims.

(a)Exploraciones Mineras S.A. has filed a tax claim with the First Tax and Customs Court of the Metropolitan Region against Resolution Ex. No. 1130 issued by the Tax Department No. 2 of the Chilean IRS for East Santiago on April 30, 2019, which disallowed the tax loss of US$3.8 million declared in the 2016 tax year. On January 31, 2025, the First Tax and Customs Court partially accepted the claim, and the ruling is expected to be appealed by Exploraciones Mineras S.A. appealed the ruling on February 24, 2025.

(b)On November 17, 2017, Nova Andino filed before the Fourth Tax and Customs Court of the Metropolitan Region, a tax claim against Assessment No. 95 dated July 26, 2017, due to the rejection of expenses for donations in the amount of ThUS$209. On October 29, 2025, the court issued a ruling to admit the case for evidence. In January 2026, documentary and testimonial evidence was presented in the case. After finalizing the evidentiary stage, we are currently awaiting the progressive course of the case, pending final judgment to be issued by the Court.

(c)On August 30, 2023, Nova Andino filed before the Third Tax and Customs Court of the Metropolitan Region against Resolution Ex. DGC 17200 No. 152 dated August 30, 2022, which disallowed the donation expense under Article 21 of the Income Tax Law. The case amounts to ThUS$319. On August 28, 2025, the evidentiary stage began, following the resolution of the motion for reversal filed by Nova Andino against the ruling that admitted the case for evidence on August 08, 2025. Then, on September 22, 2025, documentary evidence was presented and testimonial evidence was given. After finalizing the evidentiary stage, we are currently awaiting the progressive course of the case, pending final judgment to be issued by the Court.

(d)Sociedad Química y Minera de Chile S.A. has also filed a tax claim before the Santiago Metropolitan Region First Tax and Customs Court against Tax Settlement No. 16, dated August 30, 2022, which rejected a donation expense deduction under article 21 of the Income Tax Law. These donations were made to the same recipient institutions as those in the previous tax settlement. The disputed amount is ThU$511, On April 28, 2025, the Company's claim was accepted and settlement No. 16 was annulled. Subsequently, on May 19, 2025, the Chilean Internal Revenue Service filed an appeal against the final judgment of first instance, which was accepted by the Santiago Court of Appeals, revoking the judgment of first instance, rejecting the tax claim filed by SQM S.A., through a final judgment dated September 16, 2025. On October 06, 2025, the company filed a motion for cassation on the merits against the final second-instance judgment, which was granted by a ruling dated October 24, 2025, and entered the Supreme Court on October 28, 2025. We are awaiting the processing of the motion.

(e)SQM Nitratos S.A. has filed a tax claim before the First Tax and Customs Court of the Metropolitan Region against settlement No. 15 dated August 30, 2022, which disallowed the donation expense for the application of Article 21 of the Income Tax Law. The disputed donations were made to the same donor institutions referenced in the prior settlement. The case involves an amount of ThUS$511. On April 04, 2025, the Court summoned the parties to hear the ruling. Subsequently, on May 19, 2025, the Chilean Internal Revenue Service filed an appeal against the final judgment of first instance, which was accepted by the Santiago Court of Appeals, revoking the judgment of first instance, rejecting the tax claim filed by SQM Nitratos S.A., through a final judgment dated September 16, 2025. On October 06, 2025, the company filed a motion for cassation on the merits against the final second-instance judgment, which was granted by a ruling dated October 10, 2025, and entered the Supreme Court on October 14, 2025. We are awaiting the processing of the motion.

20.4    Association with Codelco

On July 26, 2024, Inversiones TLC SpA, a subsidiary of Tianqi, filed an appeal of illegality before the Court of Appeals of Santiago against the ordinary ruling No. 74.987 issued on June 18, 2024 by the CMF, which determined that the association between SQM and Codelco, reported as an material event on May 31, 2024, does not require approval by the Company's extraordinary shareholders' meeting. On November 11, 2025, the Court of Appeals rejected the claim of illegality filed by Inversiones TLC. On January 26, 2026, the Supreme Court notified its decision confirming the judgment of the Court of Appeals of Santiago, rejecting all aspects of Tianqi’s Appeal.
20.5 Other matters

The Company is required to be in compliance with all applicable laws and regulations in Chile and internationally with respect to anti-corruption, anti-money laundering and other regulatory matters including the US FCPA Act. In November 2023, the Company received a subpoena from the SEC requesting information and documents related to SQM’s mining operations, its compliance program, transactions with third parties and allegations of violations of the FCPA, if any, and other anti-corruption laws. The Company immediately hired experienced lawyers in the United States and Chile, as well as accountants and forensic experts, to respond to the SEC’s requests. Along with its advisors, the Company also started an internal investigation into the SEC’s areas of interest, conducted under the guidance of outside legal counsel and overseen by the Directors’ Committee. To respond to the SEC’s subpoena and complete the investigation, the Company has gathered and reviewed a large volume of documents and interviewed its employees, officers, directors, and third parties. It has cooperated with the SEC throughout this process by providing documents and information in response to the subpoena and making its employees available for testimony. Based on the internal investigation so far, the Company has not found any payments that it believes violate the anti-bribery provisions of the FCPA or other relevant anti-bribery statutes. During the third quarter of 2025, the SEC has resumed the investigation after the end of the pause ordered by the US government. The company has also assessed and improved its compliance program, an activity it performs periodically.
20.6 Indirect guarantees
As of December 31, 2025and 2024, there are no indirect guarantees.